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                                                                   EXHIBIT 99.01
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                           BANK ONE, COLUMBUS, N.A.,
                            as Seller and Servicer,


                                      and


                            BANKERS TRUST COMPANY,
                                  as Trustee



                                AMENDMENT NO. 2

                           Dated as of July 1, 1998



                                 Amending the

                        POOLING AND SERVICING AGREEMENT


                         Dated as of November 1, 1994


                        between the Seller and Servicer
                                and the Trustee


                                Relating to the


                       BANC ONE CREDIT CARD MASTER TRUST
                               and amending the

                                  SUPPLEMENTS
           for all Series of Investor Certificates issued thereunder

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                                AMENDMENT NO. 2
                   TO POOLING AND SERVICING AGREEMENT AND TO
                            SUPPLEMENTS THEREUNDER


          AMENDMENT NO. 2 (this "AMENDMENT"), dated as of July 1, 1998 (the "EFFECTIVE DATE"), to the POOLING AND SERVICING AGREEMENT dated as of November 1, 1994 (as amended and otherwise supplemented, the "POOLING AGREEMENT"), between BANK ONE, N.A., as the Seller and the Servicer, and BANKERS TRUST COMPANY, as the Trustee, relating to the BANC ONE CREDIT CARD MASTER TRUST and to each Supplement for a Series of Investor Certificates issued thereunder outstanding on the Effective Date.

          Each capitalized term that is used, but not defined, herein shall have the meaning specified in the Pooling Agreement.

          WHEREAS, the Seller, the Servicer and the Trustee wish to amend the Pooling Agreement (in the manner set forth below) to provide that, beginning on the Effective Date, (i) First USA Bank, N.A. (f.k.a. First USA Bank), shall replace Bank One, N.A. (f.k.a. Bank One, Columbus, N.A.) as Seller and Servicer under the Pooling Agreement and (ii) additional certain transfers of the Seller's Interest will be permitted under the conditions set forth herein;

          WHEREAS, First USA Bank, N.A., has agreed to assume all of Bank One, N.A.'s rights, obligations and liabilities as Seller and Servicer under the Pooling Agreement;

          WHEREAS, the Seller and the Servicer wish to amend the Supplements for each Series of Investor Certificates issued under the Pooling Agreement which is outstanding on the Effective Date;

          WHEREAS, pursuant to Section 13.01(a) of the Pooling Agreement, each such amendment may be effected without the consent of any of the Certificateholders subject to the satisfaction of the conditions set forth in
Section 5 hereof;

          NOW, THEREFORE, pursuant to Section 13.01(a) of the Pooling Agreement, the Seller, the Servicer and the Trustee hereby agree as follows:

          1.   AMENDMENT OF SECTION 1.01 OF THE POOLING AGREEMENT. As of the
               --------------------------------------------------
Effective Date, the definition of the term "Bank" appearing in Section 1.01 of the Pooling Agreement is hereby amended and restated in its entirety to read as follows :

          (b)  "Bank" shall mean First USA Bank, N.A.
                ----

          2.   AMENDMENT OF SECTION 2.07(C) OF THE POOLING AGREEMENT. As of the
               -----------------------------------------------------
Effective Date, Section 2.07(c) of the Pooling Agreement shall be amended and restated in its entirety to read as follows:

          (c)  Seller's Interest. Except for the conveyances hereunder, in
               -----------------
          connection with any transaction permitted by Section 7.02 and as provided in Sections 2.08(f) and 6.03,
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          the Seller agrees not to transfer, assign, exchange or otherwise convey or pledge, hypothecate or otherwise grant a security interest in the Seller's Interest represented by the Bank Certificate or any Supplemental Certificate and any such attempted transfer, assignment, exchange, conveyance, pledge, hypothecation or grant shall be void unless the Seller shall have consented in writing to such transfer and unless the Trustee shall have received an Opinion of Counsel that such transfer (i) does not adversely affect the conclusions reached in any of the federal income tax opinions dated the applicable Closing Date issued in connection with the original issuance of any Series of Investor Certificates and (ii) will not cause the Trust to be deemed to be an association or "publicly traded partnership" (within the meaning of Section 7704(b) of the Code) taxable as a corporation.

          3.   AMENDMENT OF SECTION 2.01(a) OF EACH SUPPLEMENT.
               -----------------------------------------------

     (a)  As of the Effective Date, the definition of the term "Net Servicing
                                                                -------------
Fee Rate" appearing in Section 2.01(a) of each Supplement for a Series of
--------
Investor Certificates that is outstanding on the Effective Date is hereby amended and restated in its entirety to read as follows:

               "Net Servicing Fee Rate" shall mean (i) for so long as the Bank
                ----------------------
          is the Servicer under the Agreement, 0.25% per annum, (ii) for so long as the Trustee (or its agent) is the Servicer under the Agreement, 0.75% per annum and (iii) if any other Person is the Servicer under the Agreement, 2.00% .

     (b)  As of the Effective Date, the definition of the term "Servicing Fee
                                                                -------------
Rate" appearing in Section 2.01(a) of each Supplement for a Series of Investor
----
Certificates that is outstanding on the Effective Date is hereby amended and restated in its entirety to read as follows:

               "Servicing Fee Rate" shall mean (i) for so long as the Bank is
                ------------------
          the Servicer under the Agreement, 1.50% and (ii) if any other Person is the Servicer under the Agreement, 2.00%.

     (c)  As of the Effective Date, the definition of the term "Base Rate",
                                                                ---------
"Series 1997-1 Base Rate"or "Series 1997-2 Base Rate", as applicable, appearing
 -----------------------     -----------------------
in Section 2.01(a) of each Supplement for a Series of Investor Certificates that is outstanding on the Effective Date is hereby amended by replacing the words "the Monthly Servicing Fee" in such definition with the words "an amount equal to one-twelfth of the product of (a) 2.00% and (b) the Servicing Base Amount".

          4.   CHANGE OF REFERENCES AND EXCHANGE OF BANK CERTIFICATE. All
               -----------------------------------------------------
references to "Bank One, Columbus, N.A." or to "Bank One, N.A." in the Pooling Agreement, including all Supplements and exhibits thereto, shall, as of the Effective Date, be references to "First USA Bank, N.A.". On the Effective Date, Bank One shall surrender the Bank Certificate to the Trustee, and First USA shall execute and the Trustee shall authenticate a replacement Bank Certificate in the name of First USA Bank, N.A.; provided, however, that such surrender and replacement shall take place without regard to the provisions of Section 6.03(c) of the Pooling Agreement.

          5.   CONDITIONS PRECEDENT.  The effectiveness of this Amendment
               --------------------
shall be
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subject to the satisfaction of the following conditions precedent:

     (a) the Seller shall have received written notice from each Rating Agency that this Amendment will not have a Ratings Effect;

     (b) the Seller shall have delivered copies of each such written notice to the Servicer and the Trustee; and

     (c) the Seller shall have delivered to the Trustee and each provider of Series Enhancement an Officer's Certificate of the Seller stating that the Seller reasonably believes that this Amendment will not, based on the facts known to the officer at the time of such certification, have a material adverse effect on the interests of the Certificateholders.

          6.   NO FURTHER AMENDMENTS. Except as amended hereby, the Pooling
               ---------------------
Agreement and each Supplement thereto shall remain unmodified and in full force and effect.

          7.   GOVERNING LAW. This Amendment, the Pooling Agreement and each
               -------------
Supplement thereto, as amended hereby, shall be construed in accordance with the laws of the State of New York, without reference to its conflict-of-laws provisions; and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

          8.   COUNTERPARTS. This Amendment may be executed in counterparts, all
               ------------
of which, together, shall constitute one and the same agreement.

        [THE REMAINDER OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK.]

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          IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers.



                                       BANK ONE, N.A.,
                                       as the Seller and the Servicer


                                       By:   /s/ Suzanne Bachman
                                          ----------------------------------
                                          Name:   Suzanne Bachman
                                          Title:  Vice President


                                       BANKERS TRUST COMPANY,
                                       as Trustee


                                       By:   /s/  Lillian K. Peros
                                          ----------------------------------
                                          Name:   Lillian K. Peros
                                          Title:  Vice President


                                       Acknowledged and agreed to, including the assumption by the undersigned of all rights, obligations and liabilities of the Seller and the Servicer under the aforementioned agreements, as of the Effective Date.


                                       FIRST USA BANK, N.A.



                                       By:   /s/ Suzanne Bachman
                                          ----------------------------------
                                          Name:   Suzanne Bachman
                                          Title:  Vice President